UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2008

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 18, management of Career Education Corporation (the “Company”) intends to make a slideshow presentation during a meeting for investors and analysts. The slides are attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The Company is furnishing the text of these slides pursuant to the Securities and Exchange Commission’s Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Slides to be presented at an Investor Meeting on March 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Michael J. Graham
Michael J. Graham
Executive Vice President
and Chief Financial Officer

Dated: March 18, 2008

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Slides to be presented at an Investor Meeting on March 18, 2008.